Capital Management - Summary of Regulatory Capital Measure and Risk-Weighted Assets (Detail) - CAD ($) $ in Millions	Apr. 30, 2021	Oct. 31, 2020
Fixed Rate of Instruments [Abstract]
CET1 Capital	$ 41,415	$ 40,077
Tier 1 Capital	47,180	45,840
Total Capital	53,483	54,661
Risk-Weighted Assets	319,802	336,607
Leverage Exposures	$ 926,323	$ 953,640
CET1 Capital Ratio	13.00%	11.90%
Tier 1 Capital Ratio	14.80%	13.60%
Total Capital Ratio	16.70%	16.20%
Leverage Ratio	5.10%	4.80%